EXHIBIT 10.7

DEBT REPAYMENT AGREEMENT

This Debt Repayment Agreement (this “Agreement”) is dated as of July 31, 2014 (the "Effective Date"), by and between Idea Sphere Inc., a Michigan corporation, with offices at 632 Broadway, Suite 201, New York, New York 10012 (the “Company”), and Little Harbor LLC, a Nevada limited liability company (the “Creditor”).

Recitals

A.           The Company is indebted to the Creditor in the amount of $90,450,410.88  (the “Indebtedness”);

B.           The Company and the Creditor have agreed that the Indebtedness shall be satisfied and paid in full by (i) the Company’s issuance to the Creditor of 7,000 shares (the “Shares”) of Series B Preferred Stock, no par value, of the Company (the “Preferred Stock”); plus (ii) monthly payments set forth on Schedule A through July 25, 2017 or until the trailing ninety (90) day volume weighted average of the closing sales prices of the common stock of Twinlab Consolidated Holdings, Inc. n/k/a as PUBCO ("TCC") on all domestic securities exchanges on which it may at that time be listed equals or exceeds $5.06 per share of such common stock, whichever occurs first.

C.           The Company and the Creditor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and such rules and regulations promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act, as may be applicable.

Now, Therefore, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Creditor  hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144. With respect to the Creditor, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Creditor will be deemed to be an Affiliate of the Creditor.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” means the closing of the transactions contemplated by this Agreement.

“Closing Date” means the date of the Closing.

“Control” (including the terms “controlling”, “controlled” by or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Creditor Party” has the meaning set forth in Section 4.8(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Indemnified Person” has the meaning set forth in Section 4.8(b).

“Lien” means any material lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Certificates” has the meaning set forth in Section 2.2(a)(ii).

ARTICLE 2

REPAYMENT OF INDEBTEDNESS; ISSUANCE OF SHARES

2.1 Closing. The Closing of the transactions contemplated by this Agreement shall take place at the offices of Company Counsel, 1515 Broadway, 43rd Floor, New York, New York on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

2.2 Closing Deliveries.

(a) On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to the Creditor the following:

(i) this Agreement, duly executed by the Company; and

(ii) one or more stock certificates, free and clear of all restrictive and other legends except as provided in Section 4.1(b) hereof, evidencing the Shares to be issued to the Creditor (the “Stock Certificates”);

(b) On or prior to the Closing, the Creditor shall deliver or cause to be delivered to the Company the following:

(i) this Agreement, duly executed by the Creditor;

(ii) the original promissory notes evidencing the Indebtedness, marked paid in full or such other evidence of payment in full as the Company shall reasonably request; and

(iii) a fully completed and duly executed Accredited Investor Questionnaire in the form attached hereto as Exhibit A.

2.3 Debt Repayment.

(a)           As payment in full of the Indebtedness, the Company shall (i) issue the Shares to the Creditor at the Closing, and (ii) pay to the Creditor the amounts set forth in Schedule A hereto, no later than the 25th day of each month set forth on Schedule A hereto (except with respect to the first payment which shall be due within five (5) days of the Effective Date), provided that such payments shall terminate as of such time (if ever) as the trailing ninety (90) day volume weighted average of the closing sales prices of the common stock of TCC on all domestic securities exchanges on which it may at that time be listed equals or exceeds $5.06 per share of such common stock.

(b)           The parties acknowledge and agree that due to the timing of the Effective Date and certain interest and principal payments due on indebtedness owed by Creditor for which the monthly amount set forth on Schedule A will be used to pay, TCC may pay such interest and principal payments and fees, if applicable, on behalf of Creditor and TCC shall receive a credit in the amount of such interest and principal payments and fees, if applicable, paid on behalf of Creditor against TCC's first payment on Schedule A which is due within five (5) days of the Effective Date.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Creditor as of the date hereof and the Closing Date:

(a) Authorization; Enforcement; Validity. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provisions of the Company’s certificate of incorporation or bylaws or otherwise result in a violation of the organizational documents of the Company, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any contract to which it is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject.

Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) filings, if any, required by applicable state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, if the Company elects to issue the Shares pursuant to Regulation D, and (iii) those that have been made or obtained prior to the date of this Agreement.

(c) Issuance of the Shares. The Shares have been duly authorized and, when issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens suffered or permitted by the Company, other than restrictions on transfer provided for in this Agreement or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Creditor in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

(d) Private Placement. Assuming the accuracy of the Creditor’s representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed by the Creditor in the Accredited Investor Questionnaires delivered pursuant to Section 2.2(b)(iii), no registration under the Securities Act is required for the offer and issuance of the Shares by the Company to the Creditor under this Agreement.

(e) No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or issuance of the Shares.

(f) Investment Company. The Company is not required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

3.2 Representations and Warranties of the Creditor. The Creditor hereby represents and warrants to the Company, that as of the date hereof and as of the Closing Date:

(a) Authorization; Enforcement; Validity. The execution and delivery of this Agreement by the Creditor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on the part of the Creditor, and no further limited liability company action is required by the Creditor, or its members in connection therewith. This Agreement constitutes the valid and legally binding obligation of the Creditor, enforceable against the Creditor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) No Conflicts. The execution, delivery and performance by the Creditor of this Agreement and the consummation by the Creditor of the transactions contemplated hereby will not (i) conflict with or violate any provisions of the Creditor’s limited liability company agreement or otherwise result in a violation of the organizational documents of the Creditor, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Creditor.

(c) Investment Intent. The Creditor understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to, or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, the Creditor does not agree to hold any of the Shares for any minimum period of time and reserves the right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. The Creditor does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Shares (or any securities which are derivatives thereof) to or through any person or entity; the Creditor is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d) Creditor Status. At the time the Creditor was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e) General Solicitation. The Creditor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f) Experience of the Creditor. The Creditor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Creditor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(g) Access to Information. The Creditor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Creditor or its representatives or counsel shall modify, amend or affect the Creditor’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained herein. The Creditor has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Shares.

(h) Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Creditor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Creditor.

(i) Independent Investment Decision. The Creditor has independently evaluated the merits of its decision to acquire the Shares, and the Creditor confirms that it has not relied on the advice of the Company in making such decision. The Creditor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Creditor in connection with the acquisition of the Shares constitutes legal, tax or investment advice.

(j) Reliance on Exemptions. The Creditor understands that the Shares are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Creditor’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Creditor set forth herein in order to determine the availability of such exemptions and the eligibility of the Creditor to acquire the Shares.

(k) No Governmental Review. The Creditor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(l) Trading Market. The Creditor acknowledges that the Shares are not registered with the Securities and Exchange Commission or listed on any national securities exchange or other listing medium.

The Company and the Creditor acknowledge and agree that neither party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article 3.

ARTICLE 4

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Compliance with Laws. Notwithstanding any other provision of this Agreement, the Creditor covenants that the Shares may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Shares other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) to an Affiliate of the Creditor, (iv) pursuant to Rule 144 (provided that the Creditor provides the Company with reasonable assurances (in the form of seller and broker representation letters if required) that the securities may be sold pursuant to such rule) or Rule 144A, (v) pursuant to Rule 144 without the requirement that the Company be in compliance with the current public information requirements of Rule 144 and without other restriction following the applicable holding period or (vi) in connection with a bona fide pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the Creditor under this Agreement.

(b) Legends. Certificates evidencing the Shares shall bear any legend as required by the “Blue Sky” laws of any state and a restrictive legend in substantially the following form until such time as they are not required under Section 4.1(c) (and a stock transfer order may be placed against transfer of the certificates for the Shares):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

In addition, if the Creditor is an Affiliate of the Company, certificates evidencing the Shares issued to the Creditor shall bear a customary “affiliates” legend.

(c) Removal of Legends. Subject to the Company’s right to request an opinion of counsel as set forth in Section 4.1(a), the legend set forth in Section 4.1(b) above shall be removable and the Company shall issue or cause to be issued a certificate without such legend or any other legend (except for any “affiliates” legend as set forth in Section 4.1(b)) to the holder of the Shares upon which it is stamped or issue if (i) such Shares are registered for resale under the Securities Act (provided that, if the Creditor is selling pursuant to the effective registration statement registering the Shares for resale, the Creditor agrees to only sell such Shares during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such Shares are sold or transferred in compliance with Rule 144 (if the transferor is not an Affiliate of the Company), including without limitation in compliance with the current public information requirements of Rule 144 if applicable to the Company at the time of such sale or transfer, and the holder and its broker have delivered customary documents reasonably requested by the Company Counsel in connection with such sale or transfer, or (iii) such Shares are eligible for sale under Rule 144 without the requirement that the Company be in compliance with the current public information requirements of Rule 144 and without other restriction and Company Counsel has provided written confirmation of such eligibility. Any fees (with respect to the Company Counsel or otherwise) associated with the removal of such legend shall be borne by the Company. At such time as a legend is no longer required for certain securities, the Company will no later than three (3) Business Days following the delivery by the Creditor to the Company (with concurrent notice and delivery of copies to the Company) of a legended certificate representing such Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, and together with such other customary documents as the Company Counsel shall reasonably request), deliver or cause to be delivered to the transferee of the Creditor or the Creditor, as applicable, a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records that enlarge the restrictions on transfer set forth in this Section 4.1. Certificates for Shares subject to legend removal hereunder shall be transmitted by the Company to the Creditor.

(d) Acknowledgement. The Creditor hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the Securities Act.

4.2 Securities Laws Filings. The Company agrees to timely make such filings with regard to the transactions contemplated hereby as may be required by applicable securities laws.

4.3 Indemnification.

(a) Indemnification of the Creditor. Subject to this Section 4.3, the Company will indemnify and hold the Creditor and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Creditor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Person (each, a “Creditor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any the Creditor Party may suffer or incur, as a result of or relating to third party claims against the Creditor relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, provided that such a claim for indemnification relating to any breach of any of the representations or warranties made by the Company in this Agreement is made within one (1) year from the Closing. The Company will not be liable to any Creditor Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Creditor Party’s breach of any of the representations, warranties, covenants or agreements made by the Creditor Party in this Agreement.

(b) Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.3(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and the assumption of the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person and counsel to the Company, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is a party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such Proceeding.

ARTICLE 5

MISCELLANEOUS

5.1 Fees and Expenses. The Company and the Creditor shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Shares to the Creditor.

5.2 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter thereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement. At or after the Closing, and without further consideration, the Company and the Creditor  will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under this Agreement.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m., New York City time, on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m., New York City time, on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Idea Sphere Inc. 632 Broadway, Suite 201 New York, New York 10012 Fascimile: (212) 505-5413 E-mail: rneuwirth@twinlab.com Attention: General Counsel

With a copy to:	Wilk Auslander LLP
1515 Broadway
New York, New York, 10036
Telephone No.:   (212) 981-2300
Facsimile No.:   (212) 752-6380
Attention:   Stephen A. Albert

If to the Creditor:	David Van Andel
Little Harbor LLC
3133 Orchard Vista Drive, SE
Grand Rapids, Michigan 49546

With a copy to:                                                                     Mark Bugge
3133 Orchard Vista Drive, SE
Grand Rapids, Michigan 49546
Telephone No.:  (616) 942-3267
Facsimile No.:  (616) 808-2721
E-mail: mark.bugge@vaegr.com

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

5.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Creditor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

5.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by either party without the prior written consent of the other party Creditor  (other than by merger or consolidation or to an entity which acquires the Company, including by way of acquiring all or substantially all of the Company’s assets).

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares for a period of one (1) year from the Closing Date. The agreements and covenants contained herein shall survive for the applicable statute of limitations.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor and achieves that same or substantially the same effect or result, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Creditor and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

5.14 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference herein to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

5.15 Legal Counsel. The Creditor acknowledges that: (a) it has read this Agreement; (b) it has been represented in the preparation, negotiation and execution of this Agreement by legal counsel of its own choice or has voluntarily declined to seek such counsel; and (c) it understands the terms and consequences of this Agreement and is fully aware of the legal and binding effect of this Agreement.

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[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Debt Repayment Agreement as of the date first indicated above.

IDEA SPHERE INC.

By:        /S/ Thomas A. Tolworthy
Name:  Thomas A. Tolworthy
Title:  President and Chief Executive Officer

LITTLE HARBOR LLC

By:       /S/ Mark Bugge
Name:  Mark Bugge
Title:    Treasurer

EXHIBIT A-1

ACCREDITED INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:   Idea Sphere Inc. (the “Corporation”)

The purpose of this Questionnaire is to assure the Corporation that the Creditor will meet applicable suitability requirements for private securities offerings. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security, and the Corporation may never offer to issue any securities to you. Your answers will be kept strictly confidential, and by completing, signing and returning this Questionnaire you are not making any binding commitment to the Corporation with respect to the Shares or otherwise. However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and issuance of the Shares will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy applicable suitability standards. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item. Capitalized terms not defined herein have the meanings assigned thereto in the Debt Repayment Agreement, dated July __, 2014, between the Corporation and you.

PART A.                      BACKGROUND INFORMATION

Name of Prospective Investor in the Securities:

Social Security or Taxpayer Identification No.

If a corporation, partnership, limited liability company, trust or other entity:

Business Address:
(Number and Street)

(City)                                                                      (State) (Zip Code)

Telephone Number:   (___)

Facsimile Number:  (___)

Name of Contact Person:

Email Address of Contact Person:

Type of entity and Nature of Business:

State of formation:

Approximate Date of formation:

Set forth in the space provided below the (i) state(s), if any, in the United States in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, and (ii) state(s), if any, in which you pay income taxes:

Were you formed for the purpose of investing in the securities being offered?

Yes ___ No ___

If an individual:

Residence Address:
(Number and Street)

(City)                                                                      (State) (Zip Code)

Telephone Number:   (___)

Facsimile Number:  (___)

Name of Contact Person:

Email Address of Contact Person:

Age:  ___________    Citizenship:  _______________    Where registered to vote:  _____________

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Current Occupation (if retired, state most recent occupation):

Name of Current Employer:

Duration of Current Employment:

Are you a director or executive officer of the Corporation?

Yes ___ No ___

Describe any pre-existing personal or business relationship you have with the Company or any of its officers or directors or any other prospective investor in the Securities:

PART B.   ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each of the below categories that describes you as a potential investor of the Shares of the Company.

___	(1)
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

___	(2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___	(3)	An insurance company as defined in Section 2(a)(13) of the Securities Act;

___	(4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___	(5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___	(6)
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

___	(7)
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___	(8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___	(9)
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

___	(10)	An executive officer or director of the Company;

___	(11)
A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (for purposes of this calculation, net worth is the excess of total assets at fair market value, including homes (subject to the further description below), automobiles and personal property, over total liability; provided that you should not include your primary residence as an asset, and you should not include as a liability indebtedness that is secured by your primary residence that is not in excess of the fair market value of your primary residence (except that if the amount of such indebtedness outstanding at the time of sale of the Securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability));

___	(12)
A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years (in each case including foreign income, tax exempt income and the full amount of capital gains and losses, but excluding any income of other family members and any unrealized capital appreciation), and has a reasonable expectation of reaching the same income level in the current year;

___	(13)
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

___	(14)
An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

(Continue any of the responses in this Questionnaire on a separate piece of paper, if necessary.)

* * * * *

A.           FOR EXECUTION BY AN INDIVIDUAL:

Date

Print Name:

B.           FOR EXECUTION BY AN ENTITY:

Entity Name:

Date                                           By:

Print Name:

Title:

C.	ADDITIONAL SIGNATURES (if required by limited liability company, partnership, corporation or trust document):

Entity Name:

Date                                           By:

Print Name:

Title:

Entity Name:

Date                                           By:

Print Name:

Title:

SCHEDULE A

Payment Schedule

Month 1	5-Aug-14	$558,333		Month 19	25-Feb-16	$308,333
Month 2	25-Aug-14	$508,333		Month 20	25-Mar-16	$408,333
Month 3	25-Sep-14	$408,333		Month 21	25-Apr-16	$408,333
Month 4	25-Oct-14	$408,333		Month 22	25-May-16	$408,333
Month 5	25-Nov-14	$408,333		Month 23	25-Jun-16	$408,333
Month 6	25-Dec-14	$408,333		Month 24	25-Jul-16	$408,333	$4,869,996
Month 7	25-Jan-15	$408,333		Month 25	25-Aug-16	$408,333
Month 8	25-Feb-15	$408,333		Month 26	25-Sep-16	$408,333
Month 9	25-Mar-15	$408,333		Month 27	25-Oct-16	$408,333
Month 10	25-Apr-15	$408,333		Month 28	25-Nov-16	$408,333
Month 11	25-May-15	$408,333		Month 29	25-Dec-16	$408,333
Month 12	25-Jun-15	$188,333	$4,929,996	Month 30	25-Jan-17	$408,333
Month 13	25-Jul-15	$608,333		Month 31	25-Feb-17	$408,333
Month 14	25-Aug-15	$408,333		Month 32	25-Mar-17	$408,333
Month 15	25-Sep-15	$408,333		Month 33	25-Apr-17	$408,333
Month 16	25-Nov-15	$308,333		Month 34	25-May-17	$408,333
Month 17	25-Dec-15	$408,333		Month 35	25-Jun-17	$408,333
Month 18	25-Jan-16	$378,333		Month 36	25-Jul-17	$408,333	$4,899,996